SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 6, 2012
Date of report (Date of earliest event reported)

VRDT CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

45-2405975	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739
(Address of principal executive offices)

(909) 786-1981
(Registrant’s telephone number)

Verdant Automotive Corporation
(Former Name of Registrant)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On February 6, 2012, Registrant and Harbin Coslight Power Co., Ltd., a China corporation (“Coslight”), entered into a Memorandum of Agreement (“MOA”) under which Registrant and Coslight have formed a three-year commitment for the joint development, manufacture and marketing and sales of battery and other energy storage systems for transport and stationary power applications (“Systems”).  Pursuant to the MOA, Registrant shall sell, distribute and market the Systems in North America under the Registrant’s branding.  In addition to providing the Systems, Coslight has agreed to provide training, education and support for Registrant’s staff to effectively manage, service and maintain the Systems.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2012	VRDT CORPORATION (Registrant)

	By:	/s/ Dan Elliott
Dan Elliott Chief Executive Officer